Exhibit 10.50

Compensation Arrangement with Named Executive Officers

At its meeting held on October 3, 2006, the Compensation Committee approved annual compensation packages for the Company’s executive officers who are expected to be included in the summary compensation table in the Company’s proxy statement for the Annual Meeting, and for those officers who were named executive officers as of the filing of the Company’s last proxy statement (the “named executive officers”), as follows:

		Target Bonus		Target Performance Share Grants
	Base Salary	Percentage	Stock Options	1-year	3-year
Howard R. Levine	$800,000	100%	150,000	12,500	37,500
R. James Kelly	$600,000	75%	110,000	9,167	27,500
Robert George	$375,000	50%	21,845	2,229	6,687
Charles S. Gibson, Jr.	$340,000	50%	21,340	2,178	6,532
Dorlisa K. Flur	$325,000	40%	14,528	1,483	4,447
Janet G. Kelley	$300,000	40%	11,746	1,199	3,595

The foregoing does not constitute a complete summary of the compensation terms of the above named executive officers and reference is made to the following Company plans with respect to various aspects of the compensation packages awarded to each named executive officer:  (i) Family Dollar Stores, Inc. 2006 Incentive Plan, (ii) Family Dollar Stores, Inc. 2006 Incentive Plan  Guidelines for Long-Term Incentive Performance Share Rights Awards , (iii) Family Dollar Stores, Inc. 2006 Incentive Plan 2006 Non-Qualified Stock Option Grant Program  (filed as Exhibits 10.1, 10.2, and 10.3, respectively, to the Company’s Form 8-K filed with the SEC on January 25, 2006) and (iv) the Cash Bonus Award Guidelines attached hereto as Exhibit 10.

Reference is also made to (i) the employment agreements between the Company and Messrs. Levine and Kelly, which have been filed previously as Exhibits 10.2 and 10.3, respectively, to the Company’s report on Form 8-K filed with the SEC on August 24, 2005 (along with amendments to such agreements, filed as Exhibits 10.2 and 10.3 to the Company’s report on Form 8-K filed with the SEC on August 21, 2006), (ii) the Employment Agreement between the Company and Mr. George, filed as Exhibit 10 to the Company’s report on Form 8-K filed with the SEC on November 25, 2005, and (iii) the Employment Agreement between the Company and Mr. Gibson, filed as Exhibit 10.32 to the Company’s Form 10-K filed with the SEC on November 7, 2005.